                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   October 1, 2003
                                                   ----------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                  0-12255                 48-0948788
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)          Identification No.)



               10990 Roe Avenue, Overland Park, Kansas        66211
--------------------------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

On September 30, 2003, Yellow Corporation (NASDAQ: YELL) completed the repurchase of $24,000,000 aggregate principal amount of its Medium Term Notes. The remaining $20,000,000 aggregate principal amount of Medium Term Notes outstanding were defeased under the terms thereof. The interest rate on the notes ranged from 6.1% to 7.8% with maturities ranging from October 2003 to August 2008. Funds for the repurchase and defeasance were provided by cash on hand.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              YELLOW CORPORATION
                                       ----------------------------------
                                                 (Registrant)

Date:    October 1, 2003               By: /s/ Donald G. Barger, Jr.
     ------------------------          -----------------------------
                                       Donald G. Barger, Jr.
                                       Senior Vice President and
                                       Chief Financial Officer